As filed with the Securities and Exchange Commission on December 9, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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WILLIAMSBURG INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

 (Address of principal executive offices)

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December 5, 2013

Important Voting Information Inside

WILLIAMSBURG INVESTMENT TRUST

The Davenport Funds	The Government Street Funds
Davenport Core Fund Davenport Value & Income Fund Davenport Equity Opportunities Fund	The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

The Flippin, Bruce & Porter Funds	The Jamestown Funds
FBP Equity & Dividend Plus Fund FBP Appreciation & Income Opportunities Fund	The Jamestown Balanced Fund The Jamestown Equity Fund The Jamestown Tax Exempt Virginia Fund

Please vote immediately!

You can vote through the internet, by telephone, or by mail.
Details on voting can be found on your proxy card.

Williamsburg Investment Trust
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS

Important Voting Information Inside

TABLE OF CONTENTS

Letter from the Secretary		1
Notice of Special Meeting of Shareholders		3
Important Information to Help You Understand the Proposals		4
Proxy Statement		7
Proposal 1:	Election of Trustees	9
Proposal 2:	To Change the Classification of the Davenport Equity Opportunities Fund to a Non-Diversified Fund	21
Proposal 3:	To Replace the Fundamental Investment Limitations of the Davenport Funds, Government Street Funds and Jamestown Funds with New Updated Fundamental Limitations and to Eliminate Certain Fundamental Limitations that are not Required	24
3a.	To amend the fundamental investment limitation with respect to borrowing money and issuing senior securities	25
	(i) To amend the fundamental investment limitation with respect to borrowing money	25
	(ii) To amend the fundamental investment limitation with respect to issuing senior securities	27
3b.	To amend the fundamental investment limitation with respect to purchasing and selling commodities and put and call options	28
3c.	To amend the fundamental investment limitation with respect to concentrating investments in a particular industry or group of industries	30
3d.	To amend the fundamental investment limitation with respect to investing in real estate and oil, gas or other mineral exploration or development programs	31
3e.	To amend the fundamental investment limitation with respect to underwriting securities	32
3f.	To amend the fundamental investment limitation with respect to loans	33
3g.	To eliminate the fundamental investment limitation with respect to purchasing shares of other investment companies	34
3h.	To eliminate the fundamental investment limitation with respect to amounts invested in one issuer	35
3i.	To eliminate the fundamental investment limitation with respect to acquiring foreign securities	37
3j.	To eliminate outdated fundamental investment limitations not required by law	38
Proposal 4:	To Transact Any Other Business that may Properly Come Before the Meeting or any Adjournment Thereof in the Discretion of the Proxies or their Substitutes	41
Additional Information on Proxy Voting and Shareholder Meetings		41
Williamsburg Fund Information		43
Additional Information on the Operation of the Trust		47
Exhibit A:	Text of Current Fundamental Limitations Proposed to be Standardized	49

December 5, 2013

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Williamsburg Investment Trust (the “Trust”), to be held at 10:00 a.m., Eastern time, on February 11, 2014 at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to vote on the proposals listed below. Formal notice of the Meeting appears after this letter, followed by the proxy statement. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience by voting by telephone or through the Internet or by completing and returning the enclosed proxy in the envelope provided.

The Meeting is being held so that shareholders can vote on the following proposals:

PROPOSAL 1.	To elect seven nominees to serve on the Board of Trustees of the Trust
PROPOSAL 2.	To approve the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund
PROPOSAL 3.
To replace the fundamental investment limitations of the Davenport Funds, The Government Street Funds and The Jamestown Funds with new updated fundamental investment limitations and to eliminate certain fundamental limitations that are not required

PROPOSAL 4.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

You are being asked to vote on the election of seven nominees to serve on the Trust’s Board of Trustees. Six nominees currently serve as Trustees and the Board of Trustees is recommending that one additional nominee be elected to the Board of Trustees, resulting in seven Trustees. The Trust’s Board of Trustees recommends that you vote “FOR” the election of each of the nominees as Trustees of the Trust.

Shareholders of the Davenport Equity Opportunities Fund (the “Davenport Opportunities Fund”) are being asked to vote on a proposal to change the classification of the Fund from a “diversified” to a “non-diversified” fund. The Investment Company Act of 1940, as amended (the “1940 Act”) requires shareholders to approve any reclassification of a fund from “diversified” to “non-diversified.” The proposed change would enable Davenport & Company LLC, the investment adviser to the Davenport Opportunities Fund, to take larger positions in a smaller number of issuers and add meaningfully to certain positions held by the Davenport Opportunities Fund if it has a strong conviction about their potential for capital appreciation.

Shareholders of the Davenport Funds, The Government Street Funds and The Jamestown Funds (individually, a “Fund,” collectively, the “Funds”) are also being asked to vote on proposals to update and standardize the fundamental investment limitations of these Funds with new updated fundamental investment limitations. The proposed revisions to the fundamental investment limitations are intended to provide the Funds with more investment flexibility, to make the Funds more responsive to changing regulatory and market environments and to save money by reducing the need for future shareholder approvals. The proposed revisions to the fundamental investment limitations more closely reflect the requirements of the 1940 Act and the Securities and Exchange Commission (the “SEC”). Since the time many of the Funds’ current limitations were adopted, there have been many changes to federal or state regulatory oversight and the operation of the capital markets. Therefore we are asking shareholders to replace the fundamental investment limitations of the Davenport Funds, The Government Street Funds and The Jamestown Funds with new updated fundamental investment limitations and to eliminate certain fundamental limitations that are not required.

The fourth proposal addresses the Trust’s ability to transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

The Trust’s Board of Trustees has approved each proposal and recommends that you vote “FOR” each proposal.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than February 11, 2014.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the Proxy Statement and have the enclosed proxy card at hand	1)	Read the Proxy Statement and have the enclosed proxy card at hand
2)	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2)	Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the internet using the control number that appears on the enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call 1-888-229-9448.

Sincerely,

Tina H. Bloom Secretary

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
WILLIAMSBURG INVESTMENT TRUST

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held at 10:00 a.m., Eastern Time, on February 11, 2014. The Proxy Statement is available at https://www.proxy-direct.com/wit-25203 or by calling the Trust at 1-888-229-9448.

To the Shareholders of Williamsburg Investment Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of Williamsburg Investment Trust (the “Trust”) will be held at 10:00 a.m., Eastern time, on February 11, 2014 at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The purpose of the Meeting is to consider and vote on the following matters:

1.	To elect seven nominees to serve on the Board of Trustees of the Trust (Applies to all Williamsburg Funds)

2.
To approve the reclassification of the Davenport Equity Opportunities Fund (the “Davenport Opportunities Fund”) from a diversified fund to a non-diversified fund (Applies to Davenport Equity Opportunities Fund)

3.
To replace the fundamental investment limitations of the Davenport Funds, The Government Street Funds and The Jamestown Funds with new updated fundamental investment limitations and to eliminate certain fundamental limitations that are not required (Applies to the Davenport Funds, The Government Street Funds and The Jamestown Funds)

4.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on November 19, 2013 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A Proxy Statement and proxy card solicited by the Trust are included herein.

Your vote is important to us. Thank you for taking the time to consider the proposals.

By order of the Board of Trustees,

December 5, 2013	Tina H. Bloom Secretary

IMPORTANT
Please vote by telephone or through the internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay. You may also execute the enclosed proxy and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposals to be voted on by shareholders.

QUESTIONS AND ANSWERS

Q:	What is happening? Why did I get this package of materials?

A:
A special meeting of shareholders of the Williamsburg Investment Trust (the “Trust”) is scheduled to be held at 10:00 a.m., Eastern time, on February 11, 2014. The Trust is soliciting proxies on behalf of each of the eleven series of the Trust (individually, a “Williamsburg Fund,” collectively, the “Williamsburg Funds”). According to our records, you are a shareholder of record of one or more Williamsburg Fund as of November 19, 2013, the record date for this meeting and you are receiving one or more proxy cards asking you to vote on the proposals concerning your investment(s) in the Williamsburg Funds. Each proposal does not apply to each Williamsburg Fund.

WILLIAMSBURG FUNDS
The Davenport Funds	The Government Street Funds
Davenport Core Fund Davenport Value & Income Fund Davenport Equity Opportunities Fund	The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

The Flippin, Bruce & Porter Funds	The Jamestown Funds
FBP Equity & Dividend Plus Fund FBP Appreciation & Income Opportunities Fund	The Jamestown Balanced Fund The Jamestown Equity Fund The Jamestown Tax Exempt Virginia Fund

Q:	Why are shareholders being asked to elect Trustees?

A:
The Board of Trustees has adopted a retirement policy whereby each member of the Board has agreed, at the request of the Board, to resign as a Trustee no later than June 30 of the year next succeeding his or her reaching age 75. Under the retirement policy, Dr. Richard L. Morrill is expected to retire from the Board on June 30, 2014 and Dr. J. Finley Lee, Jr. is expected to retire from the Board on June 30, 2015. The Board of Trustees has nominated Ms. Elizabeth W. Robertson to fill the vacancy on the Board created by the retirement of Dr. Morrill; however, Ms. Robertson is required to be elected by the Williamsburg Funds’ shareholders. The Investment Company Act of 1940 (the “1940 Act”) provides that vacancies on the Board of Trustees may not be filled by Trustees unless thereafter at least two-thirds of the Trustees have been elected by shareholders and that would not be the case were the Trustees to elect Ms. Robertson to the Board. To facilitate future compliance with the 1940 Act, shareholders are being asked at the Meeting to elect one new independent trustee nominee, Ms. Robertson, as well as the six incumbent Trustees, to serve on the Board. Information regarding the qualifications of each nominee is set forth below under Proposal 1.

Q:	Why are shareholders of the Davenport Equity Opportunities Fund being asked to vote on changing the Fund’s classification from a diversified to a non-diversified Fund?

A:
Davenport & Company, LLC (“Davenport”) is proposing that the Davenport Equity Opportunities Fund (the “Davenport Opportunities Fund”) change its classification to a non-diversified fund in order to enable the Fund to invest larger percentages of its assets in the securities of a single issuer. The proposed change would provide increased flexibility to take advantage of future investment opportunities by allowing Davenport to add meaningfully to certain positions if it has a strong conviction about their potential for capital appreciation or to take larger positions initially. Davenport believes this increased flexibility may provide opportunities to enhance the Davenport Opportunities Fund’s performance; however, investing a larger percentage of assets in any one issuer could increase the risk and volatility of the Fund.

Q:	Why am I being asked to vote on changes to the fundamental investment limitations for the Davenport Funds, The Government Street Funds and The Jamestown Funds?

A:
Management of the Trust is proposing to update and simplify the fundamental investment limitations for the Davenport Funds, The Government Street Funds and The Jamestown Funds and to eliminate certain fundamental limitations that are not required. For purposes of this proposal, each series of the Davenport Funds, The Government Street Funds and The Jamestown Funds is referred to individually as a “Fund,” and collectively, as the “Funds.” Shareholders of the Flippin, Bruce & Porter Funds previously voted to update and simplify the fundamental investment limitations for those funds at a meeting held December 1, 2011. The proposal to update and simplify the fundamental limitations is intended to provide the Funds with more investment flexibility, to make the Funds more responsive to changing regulatory and market environments, and to save money by reducing the need for future shareholder approvals. The proposed revisions to the fundamental investment limitations are intended to more closely reflect the requirements of the 1940 Act and the SEC. Since the time many of the Funds’ current limitations were adopted, there have been many changes to federal or state regulatory oversight and the operation of the capital markets. The proposed revisions are intended to modernize outdated policies and achieve uniformity across all of the Williamsburg Funds.

Q:	How will the Funds’ new fundamental limitations differ from their existing limitations?

A:
The proposed changes will have the effect of eliminating certain limitations that are outdated and no longer required by law and updating and simplifying certain other limitations. The 1940 Act requires mutual funds to adopt fundamental limitations with respect to certain activities and provides that such policies may not be changed except by a majority vote of shareholders. These activities are:

•	Borrowing money
•	Issuing senior securities
•	Purchasing and selling commodities
•	Concentrating investments in a particular industry or group of industries
•	Purchasing and selling real estate
•	Underwriting securities
•	Making loans

The Funds in the past have adopted many fundamental limitations covering activities that no longer require adoption of a fundamental limitation. This has had the effect of unnecessarily restricting the Funds’ ability to respond to changing circumstances and market opportunities. A comparison of the Funds’ existing and proposed fundamental limitations appears in Exhibit A of this Proxy Statement.

Q:	Why might I receive more than one Proxy Card?

A:	If you own shares that are registered in different accounts, you may receive a separate proxy card for the shares held in each named account and should vote each proxy card received.

Q:	How does the Board of Trustees recommend that I vote?

A:
After careful consideration of the proposals, the Board of Trustees unanimously recommends that you vote FOR each of the proposals. The various factors that the Board of Trustees considered in making these determinations are described in the Proxy Statement.

Q:	What will happen if there are not enough votes to hold the Meeting?

A:
It is important that shareholders vote by telephone or internet or complete and return signed proxy cards promptly, but no later than February 11, 2014 to ensure there is a quorum for the Meeting. You may be contacted by a representative of the Trust or a proxy solicitor if we do not hear from you. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the Proposals, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:	Whom should I call for additional information about the Proxy Statement?

A:	If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call 1-888-229-9448.

WILLIAMSBURG INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 11, 2014
at 225 Pictoria Drive, Suite 450
Cincinnati Ohio 45246

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Board of Trustees”) of Williamsburg Investment Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of the Trust or at any adjournment thereof. The Trust is soliciting proxies on behalf of the following series (each a “Williamsburg Fund” and collectively, the “Williamsburg Funds”) of the Trust:

WILLIAMSBURG FUNDS

The Davenport Funds	The Government Street Funds
Davenport Core Fund Davenport Value & Income Fund Davenport Equity Opportunities Fund	The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

The Flippin, Bruce & Porter Funds	The Jamestown Funds
FBP Equity & Dividend Plus Fund FBP Appreciation & Income Opportunities Fund	The Jamestown Balanced Fund The Jamestown Equity Fund The Jamestown Tax Exempt Virginia Fund

As described in more detail below, shareholders of the Williamsburg Funds are being asked to elect seven nominees to serve as trustees on the Trust’s Board of Trustees (Proposal 1). Shareholders of the Davenport Equity Opportunities Fund are being asked to approve the reclassification of the Fund from a diversified to a non-diversified fund (Proposal 2). Shareholders of the Davenport Funds, The Government Street Funds and The Jamestown Funds (each a “Fund” and collectively, the “Funds”) are also being asked to vote on proposals to replace their existing fundamental investment limitations with new updated fundamental investment limitations and to eliminate certain limitations that are no longer required (Proposal 3).

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting. This Proxy Statement and proxy card were first mailed to shareholders on or about December 12, 2013.

The Trust has retained Computershare Fund Services to solicit proxies for the Meeting. Computershare is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $19,874, and will be paid by the Williamsburg Funds.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers, custodians, nominees, fiduciaries and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Upon request, the applicable Williamsburg Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

The following table summarizes the proposals applicable to the Trust:

Proposal		Applicable Funds	Page
1.	To elect seven nominees to serve on the Board of Trustees of the Trust	All Williamsburg Funds	9
2.	To approve the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund	Davenport Equity Opportunities Fund	21
3.	To replace the fundamental investment limitations of the Davenport Funds, The Government Street Funds and The Jamestown Funds with new updated fundamental investment limitations and to eliminate certain fundamental limitations that are not required	The Davenport Funds The Government Street Funds The Jamestown Funds	24
4.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes	All Williamsburg Funds	41

PROPOSAL 1: ELECTION OF TRUSTEES

Shareholders are being asked to elect John P. Ackerly, IV, John T. Bruce, Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill, Harris V. Morrissette and Elizabeth W. Robertson (each a “Nominee,” together the “Nominees”) to the Board of Trustees of the Trust. This proposal applies to all Williamsburg Funds.

The Board of Trustees has adopted a retirement policy whereby each member of the Board has agreed, at the request of the Board, to resign as a Trustee no later than June 30 of the year next succeeding his or her reaching age 75. Under the retirement policy, Dr. Morrill is expected to retire from the Board on June 30, 2014 and Dr. Lee is expected to retire from the Board on June 30, 2015. Messrs. Bruce and Morrissette and Drs. Lee and Morrill are incumbent Trustees, having been elected to their positions by shareholders on June 30, 1997. Mr. Ackerly and Dr. Harris are also incumbent Trustees, having been appointed to their positions by the Board effective July 1, 2012 and January 1, 2007, respectively. On November 18, 2013, the Governance, Nomination and Compensation Committee (the “Governance Committee”) of the Trust met to review pertinent information on the nomination of Elizabeth W. Robertson to the Board of Trustees in order to fill the vacancy on the Board created by the expected retirement of Dr. Morrill. After considering the background and experience of Ms. Robertson, the Governance Committee nominated and selected Ms. Robertson for election to the Board by shareholders of the Trust. The Board approved the nomination at a meeting held November 19, 2013. If elected by shareholders, Elizabeth W. Robertson will assume office on or about February 25, 2014.

Shareholders of the Williamsburg Funds are being asked to elect the Nominees to serve on the Board of Trustees of the Trust to ensure that at least two-thirds of the members of the Board have been elected by shareholders of the Trust. The 1940 Act requires at least two-thirds of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees. Ms. Robertson has not been elected by the Williamsburg Funds’ shareholders and must therefore be elected to the Board by the shareholders in order for the Trust to be in compliance with the 1940 Act. To facilitate future compliance with this requirement, the Board of Trustees proposes to have shareholders elect all Trustees to their current positions.

Each Nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of section 2(a)(19) of the 1940 Act (“Interested Trustees”).

The Board of Trustees has constituted the Governance Committee to facilitate in the nomination of new Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contribute to good governance for the Trust. The Governance Committee has not developed a formal policy with regards to the diversity of Board membership, but believes each Nominee brings a diverse perspective to the Board. The Board has concluded, based on each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Nominees, that each Nominee is qualified to serve on the Board. The Board of Trustees believes that each Nominee’s ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.

Interested Trustee Nominees
John P. Ackerly, IV
Mr. Ackerly is Senior Vice President of Davenport & Company (“Davenport”), the investment adviser to the Davenport Funds. Prior to joining Davenport in 1994, he worked as a portfolio manager for Central Fidelity Bank. Mr. Ackerly is a member of the Executive Committee for Davenport and also serves on its Board of Directors. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee, his professional investment and business experience and his academic background.

John T. Bruce
Mr. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 35 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

Independent Trustee Nominees
Robert S. Harris, Ph.D
Dr. Harris is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

J. Finley Lee, Jr., Ph.D
Dr. Lee has been a financial consultant for many years and was previously the Julian Price Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill. Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania. He has served as a Trustee of the Trust since 1988. The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

Richard L. Morrill, Ph.D
Dr. Morrill serves as Chancellor at the University of Richmond. He was president of the University of Richmond from 1988 to 1998 and previously was president of Salem College and Centre College. Dr. Morrill has written four books on issues of values, ethics and decision-making in higher education and has published many articles and made numerous presentations on strategic planning and leadership for colleges and universities. He has served as a board member and audit committee member of Central Fidelity Banks, Inc. and as Treasurer of The Association of American Colleges and Universities. He was President of the Teagle Foundation (charitable foundation) from 2010 to 2013. Dr. Morrill currently is a member of the board of the Richmond Symphony Foundation and the Teagle Foundation. He was a director of the Tredegar Corporation (manufacturing firm) until May 2013 and the Albemarle Corporation (manufacturer of specialty chemicals) until May 2012. Dr. Morrill received his B.A. degree in History from Brown University, his B.D. in Religious Thought from Yale University in 1964, and his Ph.D. in Religion from Duke University Graduate School of Arts and Sciences. He has served as a Trustee of the Trust since 1993. The Board has concluded that Dr. Morrill is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and expertise in the subjects of ethics and strategic planning, and his service and leadership roles on other boards.

Harris V. Morrissette
Mr. Morrissette has served as president and chief executive officer of several privately held businesses. He serves as a director of International Shipholding Corporation (cargo transportation) and Trustmark National Bank (a bank holding company), and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until 2012. He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Elizabeth W. Robertson
Ms. Robertson serves as Chief Financial Officer of Monument Restaurants LLC (a restaurant franchisee) and has been employed by Monument Restaurants since 2011. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson is a director of Franklin Financial Corporation and Franklin Federal Savings Bank. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

The following table provides additional information about the Nominees as well as the executive officers of the Trust.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Other Directorships of Various Companies During Past Five Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustee Nominees:
John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President of Davenport & Company LLC, Richmond Virginia	11
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia	11

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Other Directorships of Various Companies During Past Five Years	Number of Portfolios in Trust Overseen by Trustee
Independent Trustee Nominees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	11
J. Finley Lee, Jr., Ph.D. 448 Pond Apple Drive North Naples, Florida 34119 Year of Birth: 1939	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	11
Richard L. Morrill, Ph.D. 28 Westhampton Way Richmond, Virginia 23173 Year of Birth: 1939	Since March 1993	Trustee	Chancellor of the University of Richmond; Director of Tredegar Corporation (plastics manufacturer) until May 2013. President of the Teagle Foundation (charitable foundation) until July 2013 and a director of Albemarle Corporation (polymers and chemicals manufacturer) until May 2012	11

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Other Directorships of Various Companies During Past Five Years	Number of Portfolios in Trust Overseen by Trustee
Independent Trustee Nominees:
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of Trustmark National Bank (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	11
Elizabeth W. Robertson 8908 Norwick Road Richmond, Virginia 23229 Year of Birth: 1953	Nominee	Nominee
Chief Financial Officer for Monument Restaurants LLC (a restaurant franchisee) since 2011. Director of Franklin Financial Corporation and Franklin Federal Savings Bank since 1996. Practicing CPA at KPMG from 1975 until 1985.
				11*

*	Reflects the number of Williamsburg Funds that would be overseen by Nominee if elected by shareholders.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past Five Years
Executive Officers:
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator); Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Board Leadership Structure, Risk Oversight and Committee Arrangements

The Board of Trustees currently consists of six Trustees, four of whom are Independent Trustees. The proposed addition of Elizabeth Robertson would bring the number of Trustees to seven, five of whom would be Independent Trustees. Following the expected retirement of Dr. Richard L. Morrill on June 30, 2014, the Board would again consist of six Trustees, four of whom would be Independent Trustees. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are Interested Trustees. There are no family relationships among the Nominees. The Board is responsible for the oversight of eleven series, or Williamsburg Funds, of the Trust consisting of the Davenport Core Fund, Davenport Equity Opportunities Fund and the Davenport Value & Income Fund, which are managed by Davenport & Company LLC of Richmond, Virginia; the FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia. Davenport & Company LLC, Flippin, Bruce & Porter, Inc., Leavell Investment Management, Inc. and Lowe, Brockenbrough & Company are each referred to individually as an “Investment Adviser,” collectively, as the “Investment Advisers.” The Board has engaged these Investment Advisers to oversee the management of the Williamsburg Funds on a day-to-day basis. The Board is responsible for overseeing the Investment Advisers and the Trust’s other service providers in the operations of the Williamsburg Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities. Each current Trustee attended 75% or more Board meetings held during the most recently completed fiscal year and 75% or more committee meetings held by the committee of the Board on which he served.

The Governance Committee assists in making the determinations as to the continuation of service of current Trustees. The Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. In determining that a particular Nominee is and will continue to be qualified to serve as a Trustee, the Governance Committee considers a variety of criteria, none of which, in isolation, is controlling. References to the qualifications, attributes and skill of Nominees are pursuant to disclosure requirements of the SEC, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason hereof. The Board of Trustees has determined that it is in the best interest of the Trust and its shareholders that each subsequent election to the Board of Trustees be conditioned upon the Trustee agreeing, at the request of the Board, to resign as a Trustee no later than June 30 of the year next succeeding his or her reaching age 75. Under the retirement policy, Dr. Richard Morrill is expected to retire from the Board in June 2014 and Dr. Finley Lee is expected to retire in June 2015.

Board Leadership. The Board of Trustees is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various Investment Advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of four distinct fund complexes, each having its own Investment Adviser and compliance officer at the fund complex level. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee, a Governance Committee and a Qualified Legal Compliance Committee. The Board of Trustees has determined that its committees help ensure that the Williamsburg Funds have effective and independent governance and oversight. The members of each Committee are the four Independent Trustees: Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill and Harris V. Morrissette. The Board of Trustees has determined that the Audit Committee has at least one financial expert and has designated Robert S. Harris as its audit committee financial expert. It is anticipated that, if elected, Elizabeth W. Robertson will be appointed as a member of the Audit Committee, Governance Committee and Qualified Legal Compliance Committee.

Dr. Richard L. Morrill serves as the Chairman of the Audit Committee and Dr. J. Finley Lee, Jr. serves as Chairman of the Governance Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically. Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman. Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee
The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the Williamsburg Funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2013.

Governance Committee
The Governance Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance Committee met three times during the fiscal year ended March 31, 2013.

Qualified Legal Compliance Committee
The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2013 because no such reports were made during that period.

Beneficial Ownership of Shares of the Trust. The following table shows, for each Nominee, the value of shares of each Williamsburg Fund beneficially owned and the aggregate value of investments in shares of the Trust as of December 31, 2012.

Nominees	Dollar Range of Williamsburg Fund Shares Owned by Trustee	Aggregate Dollar Range of All Williamsburg Fund Shares Owned by Trustee
Interested Trustees:
John P. Ackerly, IV	Davenport Core Fund – $50,001-$100,000	$50,001-$100,000
John T. Bruce	FBP Equity & Dividend Plus Fund – Over $100,000 FBP Appreciation & Income Opportunities Fund – Over $100,000	Over $100,000
Independent Trustees:
Robert S. Harris	The Government Street Equity Fund – $1-$10,000	$1–$10,000
J. Finley Lee, Jr.	None	None
Richard L. Morrill	FBP Equity & Dividend Plus Fund – $50,001-$100,000 The Jamestown Balanced Fund – Over $100,000 The Jamestown Equity Fund – $50,001-$100,000	Over $100,000
Harris V. Morrissette
Davenport Core Fund – $50,001–$100,000
Davenport Value & Income Fund – $10,001-$50,000
Davenport Opportunities Fund – $10,001-$50,000
FBP Equity & Dividend Plus Fund – $10,001-$50,000
FBP Appreciation & Income Opportunities Fund – $10,001-$50,000
The Government Street Equity Fund – Over $100,000
The Government Street Mid-Cap Fund – $10,001-$50,000
The Alabama Tax Free Bond Fund – Over $100,000
The Jamestown Balanced Fund – $10,001-$50,000
The Jamestown Equity Fund – $10,001-$50,000
Over $100,000
Elizabeth W. Robertson	Davenport Core Fund – $10,001-$50,000 Davenport Value & Income Fund – Over $100,000 Davenport Opportunities Fund – $10,001-$50,000	Over $100,000

Ownership in the Investment Advisers or Distributor by Nominees Who Are Independent Trustees. As of the date of this Proxy Statement, none of the Independent Trustee Nominees or members of their immediate families, owned, beneficially or of record, securities of the Trust’s Investment Advisers or any affiliate of the Investment Advisers. As of the date of this Proxy Statement, none of the Independent Trustee Nominees or members of their immediate families, owned, beneficially or of record, securities of Ultimus Fund Distributors, LLC, (the “Distributor”), the Trust’s principal underwriter or any affiliate of the Distributor.

Compensation. During the fiscal year ended March 31, 2013, each Independent Trustee received from the Trust an annual retainer of $8,000, paid quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for in-person meetings attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Effective July 1, 2013, the annual retainer was increased to $10,000 and will be increased to $12,000 effective July 1, 2014. The fees are split equally among all of the Williamsburg Funds. The officers of the Trust and Interested Trustees do not receive any compensation from the Trust, except the Trust pays Ultimus Fund Solutions, LLC (“Ultimus”) a fee for providing compliance services administered by the Chief Compliance Officer of the Trust. The following table provides compensation amounts paid during the fiscal year ended March 31, 2013 to the Independent Trustees:

Independent Trustee	Aggregate Compensation From Each Williamsburg Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Williamsburg Funds Within the Trust
Robert S. Harris	$2,000	None	None	$22,000
J. Finley Lee, Jr.	$1,864	None	None	$20,500
Richard L. Morrill	$1,955	None	None	$21,500
Harris V. Morrissette	$1,818	None	None	$20,000
Elizabeth W. Robertson*	None	None	None	None

*	Nominee did not serve as Trustee during the fiscal year ended March 31, 2013.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE WILLIAMSBURG FUNDS VOTE “FOR” APPROVAL OF PROPOSAL NO. 1.

PROPOSAL 2:
TO CHANGE THE CLASSIFICATION OF THE DAVENPORT EQUITY OPPORTUNITIES FUND FROM A “DIVERSIFIED” TO A “NON-DIVERSIFIED” FUND

Shareholders of the Davenport Equity Opportunities Fund (the “Davenport Opportunities Fund”) are being asked to approve a change to the Fund’s classification from a “diversified” to a “non-diversified” fund. The 1940 Act requires each investment company to recite in its registration statement its status as either a diversified or a non-diversified fund. A fund that has elected to be classified as “diversified” may not purchase the securities of any one issuer if at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a diversified fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities, or to the securities of other investment companies. These limits apply at the time an investment company purchases a security; an investment company may exceed these limits if positions it already owns increase in value relative to the remainder of the investment company’s holdings. As a diversified investment company, the Davenport Opportunities Fund has adopted a fundamental investment limitation with respect to amounts invested in one issuer and must comply with these diversification requirements unless it changes its classification to a “non-diversified” company which is not subject to the requirements.

Davenport believes that changing the Davenport Opportunities Fund from a diversified fund to a non-diversified fund would give Davenport more flexibility in implementing the Fund’s investment strategies. The change would allow Davenport an increased ability to overweight a position in the portfolio of the Davenport Opportunities Fund if it has a strong conviction about its potential for capital appreciation. Because Davenport would be able to invest larger percentages of the Davenport Opportunities Fund’s assets in the securities of a single issuer, Davenport would be able to take more meaningful positions in securities that it sees as having greater potential; however, Davenport’s investment decisions represent its subjective determinations and may not accurately reflect the investment prospects of a particular security.

While the 1940 Act does not limit the amount of investments a non-diversified fund may make in a single issuer, the Davenport Opportunities Fund will remain subject to complying with the mutual fund diversification rules of the Internal Revenue Service (“IRS”). These rules provide that, to maintain favorable tax treatment, an investment company must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of a single issuer and the fund may not own more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, an investment company is limited to investing 25% of the value of its total assets in the securities of a single issuer, or of two or more issuers that are controlled by the fund and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships. These limits apply only as of the end of each quarter of the fund’s fiscal year, so the fund may actually have a higher concentration of assets in an issuer during periods between its fiscal quarter ends. Like the 1940 Act, the IRS limits do not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or to the securities of other investment companies. If an investment company fails to meet the IRS diversification requirements as a result of fluctuations in the market value of the securities held in its portfolio or from distributions made by the fund, the fund will not lose its favorable tax treatment.

Under normal market conditions, the Davenport Opportunities Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes, although the Fund does not currently intend to borrow for investment purposes) in common stocks and shares of exchange-traded funds (“ETFs”) that invest primarily in common stocks. The Davenport Opportunities Fund invests primarily in common stocks of medium and small capitalization companies (having market capitalizations between $300 million and $10 billion) that, in Davenport’s opinion, show strong growth potential, have strong and focused management, solid balance sheets and a history of proven results. The Davenport Opportunities Fund may also invest in special situation companies that have fallen out of favor with the market but are believed to offer favorable risk-adjusted returns. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds or spin-offs), a restructuring of assets or a reduction of free cash flow. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure. Davenport attempts to control risk through diversification among major market sectors, but may overweight a position if it has a strong conviction about its potential for capital appreciation. At times, the Davenport Opportunities Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers or in one or more particular business sectors.

Davenport believes the additional advantages of non-diversification include:

Flexibility and Opportunity – The Davenport Opportunities Fund’s investments may be limited to a smaller number of investment opportunities, allowing Davenport to potentially avoid overvalued securities and to overweight a position if it has a strong conviction about its potential for capital appreciation.

Enhanced Performance – Non-diversification allows Davenport to invest a greater percentage of the assets of the Davenport Opportunities Fund in individual securities believed to have the potential for strong growth, which may have a meaningful impact on the performance of the Davenport Opportunities Fund.

Risks of Non-Diversification. The risks of non-diversification include the risk that if the Davenport Opportunities Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, adverse developments affecting a particular stock may cause the Davenport Opportunities Fund’s performance to be more sensitive to developments affecting those stocks than a fund that is diversified. The share price of a non-diversified fund may be more volatile than the share price of a diversified fund and a non-diversified fund may be more susceptible to any single economic, business, political or regulatory occurrence than a diversified fund. If Davenport’s investment decisions are not successful and a security fails to produce the expected results, the negative impact to the Davenport Opportunities Fund may be greater than if the Fund were diversified.

Davenport will attempt to address these risks through extensive research and diversification among major market sectors. While the change to a non-diversified fund will provide Davenport with additional flexibility, it is not expected to change the way the Davenport Opportunities Fund is managed. The change to a non-diversified status would enable Davenport to take more meaningful positions in securities in which it has the strongest conviction, if and when it believes that doing so justifies the risks involved in investing a larger percentage of the Davenport Opportunities Fund’s assets in one issuer.

If shareholders of the Davenport Opportunities Fund approve Proposal 2, the reclassification will take effect shortly after the Meeting. If Proposal 2 is approved, the fundamental investment limitation of the Davenport Opportunities Fund with respect to amounts invested in one issuer described in the first paragraph of this Proposal will be eliminated automatically since a non-diversified fund is not subject to these requirements. In the event shareholders of the Davenport Opportunities Fund do not approve Proposal 2, the Fund will continue to operate as a diversified fund and maintain its fundamental investment limitation with respect to amounts invested in one issuer. In that case, the Board may consider other courses of action.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE DAVENPORT OPPORTUNITIES FUND VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

PROPOSAL 3:
TO REPLACE THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE DAVENPORT FUNDS, THE GOVERNMENT STREET FUNDS AND THE JAMESTOWN FUNDS WITH NEW UPDATED FUNDAMENTAL LIMITATIONS AND TO ELIMINATE CERTAIN FUNDAMENTAL LIMITATIONS THAT ARE NOT REQUIRED

Shareholders of all Williamsburg Funds (except the FBP Funds) are being asked to adopt a revised set of fundamental investment limitations that conform to the provisions of the 1940 Act, and the requirements of the SEC. For purposes of this Proposal 3, each series of the Davenport Funds, The Government Street Funds and The Jamestown Funds is referred to individually as a “Fund,” and collectively, as the “Funds. Shareholders of the FBP Funds previously voted to approve a substantially similar set of fundamental investment limitations for the FBP Funds at a meeting held on December 1, 2011.

Under the 1940 Act, an investment company is required to adopt certain “fundamental” investment limitations that can be changed only by a shareholder vote. Because some of the Funds have been in operation for decades, many of their fundamental investment limitations reflect certain regulatory, business or industry conditions that are no longer in effect. After conducting an analysis of the Funds’ fundamental investment limitations, management of the Trust has recommended to the Board that certain fundamental investment limitations be amended or eliminated in order to (i) clarify certain language; (ii) simplify certain fundamental investment limitations by omitting unnecessary language regarding non-fundamental exceptions or explanations; (iii) eliminate fundamental investment limitations that are no longer required under state securities laws, the 1940 Act or the positions of the staff of the SEC in interpreting the 1940 Act; and, (iv) provide additional flexibility to the Funds’ portfolio management process by permitting the Funds to engage in certain investment activities consistent with current law and to better respond to changing markets, new investment opportunities and future changes to applicable law. It is possible and even likely that, as the financial markets continue to evolve over time, the 1940 Act and other applicable laws may be amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and other laws could change for other reasons. Because many of the existing fundamental investment limitations are more restrictive than the law requires, their presence unnecessarily limits the Funds’ investment activities without a meaningful benefit to shareholders. The new updated fundamental limitations will provide the Board of Trustees with broader discretion to revise the Funds’ investment policies to the full extent permitted by the 1940 Act and other applicable law as it may be amended from time to time, or new rules, interpretations and exemptions implemented by the SEC or other agencies without seeking costly and time-consuming shareholder approval. The new updated fundamental investment limitations for the Funds generally will be consistent with the fundamental investment limitations approved by shareholders of the FBP Funds. Standardizing the fundamental investment limitations among all of the Williamsburg Funds is expected to enhance the monitoring of compliance with all applicable restrictions and eliminate conflicts among various limitations resulting from minor variations in their terms.

The 1940 Act requires every investment company to adopt limitations with respect to certain activities and provides that such limitations may not be changed except by a majority vote of shareholders, as defined in the 1940 Act. This proxy affords the Funds an opportunity to adopt an updated and standardized set of policies. The Board has reviewed the proposed new updated fundamental investment limitations of the Funds as set forth in Proposals 3a-f and has concluded that the Proposals are in the best interests of each Fund and its shareholders. In addition, many of the Funds have adopted fundamental policies covering activities for which a fundamental policy is not required, unnecessarily restricting the Funds’ ability to respond to changing circumstances. The Board has reviewed the proposed elimination of certain fundamental investment limitations of the Funds as set forth in Proposals 3g-j and has concluded that the Proposals are in the best interests of each Fund and its shareholders. The Board has unanimously approved Proposals 3a-j, subject to approval of each Fund’s shareholders.

Shareholders are being asked to vote on each Proposal separately on the enclosed proxy card(s). Not all Proposals apply to each Fund. If a Proposal is approved by shareholders of a Fund, the change to the current limitations will take effect shortly after the Meeting. If a Proposal is not approved by shareholders of a Fund, the Fund’s current limitation will remain unchanged and the Board may consider other courses of action. If a Proposal is approved by shareholders of one Fund and not approved by shareholders of another Fund, the Proposal will be implemented for the Fund(s) that approved the Proposal.

A comparison of each Fund’s existing fundamental limitations with the updated and standardized limitations we are asking shareholders to approve is set forth on Exhibit A of this Proxy Statement.

Proposal No. 3a

TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
WITH RESPECT TO BORROWING MONEY AND ISSUING SENIOR SECURITIES

The 1940 Act requires every mutual fund to have a fundamental investment policy regarding borrowing money and the issuance of senior securities. The Funds’ existing fundamental investment limitation with respect to borrowing money and issuing senior securities is proposed to be separated into two fundamental limitations as follows:

Proposal No. 3a(i)

BORROWING MONEY

The 1940 Act requires every mutual fund to have a fundamental investment policy regarding borrowing money. The 1940 Act generally permits a fund to borrow money in an amount equal to or less than 33⅓% of its total assets (including the amount borrowed) from banks, or an amount equal to or less than 5% of its total assets for temporary purposes from any unaffiliated lender. Mutual funds typically borrow money to cover short-term cash needs (such as to cover large and unexpected redemptions) without having to sell portfolio securities at a time when a sale would be disadvantageous for investment reasons.

Many of the Funds’ existing investment limitations are more restrictive than the requirements of the 1940 Act and have the effect of unnecessarily limiting the Funds’ borrowing practices. Current policies limit certain Funds’ borrowing practices to extraordinary or emergency purposes or to meet redemption requests and certain other policies limit borrowings to 15% of a Fund’s total assets. A description of each Fund’s existing fundamental policy with respect to borrowing is included in Exhibit A of this Proxy Statement.

We are proposing to adopt a revised policy on borrowing that would read as follows:
Borrowing. Each Fund may not engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to make each Fund’s fundamental investment limitation on borrowing consistent with applicable limitations under the 1940 Act. The 1940 Act generally permits a mutual fund to borrow money in an amount equal to or less than 33⅓% of its total assets (including the amount borrowed) from banks, or an amount equal to or less than 5% of its total assets for temporary purposes from any unaffiliated lender. The proposed change would expand the Funds’ flexibility to borrow to the extent permitted by the 1940 Act and simplify the current limitation by omitting unnecessary exceptions and explanations.

The proposed amendment would provide the Funds with greater flexibility with respect to borrowing to the extent permitted by the 1940 Act. Each Fund would be permitted to borrow for any purpose permitted under the 1940 Act, including for leveraging purposes, which means that each Fund would be able to use borrowed money to increase its investments in securities. The Funds have no present intention of changing their current borrowing activities. Any change to the Funds’ borrowing activities would be subject to review by the Board and would be reflected in the Funds’ disclosures to shareholders, including any material risks, as appropriate.

The potential risks of adopting the revised policy are described below:
Borrowing Risks. The proposed policy would permit the Funds to borrow money to a greater extent than they could under their existing policies. If a Fund did borrow more, it would be subject to a greater degree of risk, including the possibility of lower performance if the return on the borrowed money is less than the interest cost on the borrowing. To the extent that borrowing involves leveraging, a Fund’s share price may be subject to increased volatility because borrowing may magnify the effect of an increase or decrease in a Fund’s holdings. In addition, any money borrowed would be subject to interest and other costs.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 3a(i)

Proposal No. 3a(ii)

ISSUING SENIOR SECURITIES

The 1940 Act requires every mutual fund to have a fundamental investment policy regarding the issuance of senior securities. A senior security is generally any security that gives its holder a priority claim on a mutual fund’s assets or on dividends paid by a fund. A number of different investment instruments and strategies – forward and futures contracts, repurchase agreements, short selling, options writing and certain derivatives – may involve the issuance of a senior security. The 1940 Act prohibits mutual funds from issuing or selling senior securities, but the SEC has taken the position that instruments and strategies that otherwise might be considered to involve senior securities will not be considered senior securities if funds use certain protective techniques. These techniques include holding an offsetting position or segregating liquid assets in an amount sufficient to meet the fund’s obligations under the instrument or strategy. The Funds’ existing investment limitations are more prohibitive than the requirements of the 1940 Act and have the effect of unnecessarily restricting the Funds’ ability to issue senior securities. A description of each Fund’s existing fundamental policy with respect to issuing senior securities is included in Exhibit A of this Proxy Statement.

We are proposing to adopt a revised policy on senior securities that would read as follows:
Senior Securities. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to make each Fund’s fundamental investment limitation on issuing senior securities consistent with applicable limitations under the 1940 Act. The proposed change would expand the Funds’ flexibility to issue senior securities to the extent permitted by the 1940 Act and clarify the Funds’ ability to engage in permissible types of transactions which have been interpreted as not constituting the issuance of senior securities.

The proposed amendment would clarify the Funds' ability to engage in the permissible types of transactions discussed above, which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The Funds have no present intention of changing their approach to issuing senior securities. Any change to the Funds’ approach to issuing senior securities would be subject to review by the Board and would be reflected in the Funds’ disclosures to shareholders, including any material risks, as appropriate.

The potential risks of adopting the revised policy are described below:
Senior Securities Risks. The proposed policy would enhance the Funds’ authority to use senior securities. The principal risk created by the use of senior securities is leverage risk, i.e., that it is possible that a Fund's loss on the transaction may exceed the amount invested. In addition, a Fund may incur additional expenses, such as interest expense.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 3a(ii).

Proposal No. 3b

TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION WITH
RESPECT TO PURCHASING AND SELLING COMMODITIES
AND PUT AND CALL OPTIONS

The 1940 Act requires every mutual fund to have a fundamental investment policy regarding the purchase and sale of commodities. Commodities include physical commodities such as grains, metals and foods. Commodities may also include financial derivative or commodities contracts, such as futures contracts, and options thereon, including currency, stock index, or interest rate futures. Currently, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. The 1940 Act and the Internal Revenue Code contain provisions that, as a practical matter, limit how much a mutual fund can invest in commodities; however, the Funds’ existing limitations are more prohibitive than the requirements of the 1940 Act and the Internal Revenue Code and have the effect of unnecessarily limiting the Funds’ commodity investments. Since the initial adoption of the Funds’ commodities policy, new types of financial instruments have become available, including investments in commodity-linked instruments. The proposed change is intended to provide the Funds’ flexibility to invest in a variety of financial instruments that could technically be considered commodities and pursue new opportunities as they become available.

The Funds have generally adopted a policy that would prohibit them from writing, acquiring or selling commodities with some exceptions, including the right of each of the Davenport Value & Income Fund and the Davenport Opportunities Fund to purchase and sell futures contracts and options thereon and the right of each of The Government Street Equity Fund and Government Street Mid-Cap Fund to write (sell) covered call options against its portfolio securities and purchase corresponding call options in a closing purchase transaction.

Certain Funds’ existing limitations with regards to commodities also limit the use of put and call options. A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The use of put and call options on securities can be used effectively to reduce the overall investment risk than would otherwise be associated with the securities in which a Fund invests. Since the 1940 Act generally allows a mutual fund to purchase and sell put and call options, the Funds’ fundamental investment limitations relating to the use of put and call options are not required by law and unnecessarily limit the Funds’ investments in put and call options. A description of each Fund’s existing fundamental policy with respect to commodities and options is included in Exhibit A of this Proxy Statement.

We are proposing to adopt a revised policy on commodities that would read as follows:
Commodities. Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

Purpose of Proposal	Effect of Proposal
The proposed amendments would simplify the current restriction with respect to commodities by omitting unnecessary discussions of exceptions and explanations and clarify that financial derivative or commodity contracts are not limited by this restriction. Approval of this Proposal would eliminate a fundamental investment limitation with respect to puts and calls for certain Funds and expand those Funds’ flexibility to purchase and sell put and call options. The removal of this limitation would also enable the Funds to change any strategies now governed by this policy without having to incur the expense or delay of obtaining shareholder approval.

The proposed amendments would provide the Funds with greater flexibility with respect to investing in options and commodities to the extent permitted by the 1940 Act. The Funds have no present intention of changing their investment strategies with respect to commodities. Any use of commodities or financial derivative or commodities contracts, or put or call options implemented by the Funds would be subject to review by the Board and would be reflected in the Funds’ disclosures to shareholders, including any material risks, as appropriate.

The potential risks of adopting the revised policy are described below:
Commodities Risks. The risks of the use of commodities or financial derivative or commodities contracts or put or call options by the Funds may include the risk that options and futures contracts may be more volatile or less liquid than traditional investments and that their use may result in a capital loss if the price of the underlying security rises or falls dramatically.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 3b.

Proposal No. 3c

TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION
WITH RESPECT TO CONCENTRATING INVESTMENTS IN
A PARTICULAR INDUSTRY OR GROUP OF INDUSTRIES

Applies to Davenport Core Fund, Davenport Value & Income Fund, Davenport Opportunities Fund, The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Jamestown Balanced Fund and The Jamestown Equity Fund

The 1940 Act requires every mutual fund to have a fundamental investment policy regarding concentrating investments in a particular industry or group of industries. The SEC staff has taken the position that a fund concentrates its investments if it invests more than 25% of its assets in any particular industry or group of industries. For this purpose, investments do not include certain items such as cash, U.S. Government securities, securities of other investment companies and certain tax-exempt securities. A description of each Fund’s existing fundamental policy with respect to concentration is included in Exhibit A of this Proxy Statement.

We are proposing to adopt a revised policy on concentration that would read as follows:
Concentration: Each Fund will not invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to make each Fund’s fundamental policy on concentrating investments consistent with the provisions of the 1940 Act and positions of the staff of the SEC in interpreting the 1940 Act. The proposed amendments would clarify that investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies are not subject to the Funds’ industry concentration policy. The proposed amendments would further clarify that each Fund will not invest “more than 25%” rather than “25% or more” of its total assets in a particular industry or group of industries.
There is no material difference between the proposed policy and the existing policy. The proposed amendments are not expected to change the way the Funds are managed or to affect their operations.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 3c.

Proposal No. 3d

TO AMEND THE FUNDAMENTAL LIMITATION WITH RESPECT TO INVESTING IN REAL ESTATE AND OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

The 1940 Act requires every mutual fund to have a fundamental investment policy regarding the purchase and sale of real estate. The Funds have generally adopted a policy that prohibits them from investing in real estate except securities of companies that invest in real estate. The Funds’ existing policies do not specifically exclude investments in real estate investment trusts from the definition of real estate.

Certain Funds adopted a fundamental investment limitation regarding oil, gas or other mineral development programs many years ago in order to satisfy state regulatory requirements. In 1996, Congress preempted the states from imposing such requirements. As a result, the fundamental investment limitation is not required by law and unnecessarily limits the Funds’ investments in oil, gas or other mineral development programs. We are proposing that the limitations regarding oil, gas or other mineral development programs be eliminated since they are not required by law. A description of each Fund’s existing fundamental policy with respect to real estate is included in Exhibit A of this Proxy Statement.

We are proposing to adopt a revised policy on investing in real estate that would read as follows:
Real Estate. Each Fund will not purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to eliminate a fundamental investment limitation adopted by certain Funds on investing in oil, gas or other mineral development programs that is not required by law. With respect to real estate, the proposed policy would permit the Funds to hold or sell real estate acquired as a result of the Fund’s ownership of securities or other instruments. The Funds would remain prohibited from investing directly in real estate.
The proposed change is not expected to change the way the Funds are managed or to affect their operations.

The potential risks of adopting the revised policy, which are similar to the existing risks, are described below:
Real Estate Risks. If the Funds were to invest in companies engaged in the real estate business, they would be subject to certain risks. These include declines in the value of real estate, lack of available mortgage funds, overbuilding and extended vacancies, increased property taxes and operating expenses, zoning and environmental problems and changes in interest rates.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 3d.

Proposal No. 3e

TO AMEND THE FUNDAMENTAL LIMITATION WITH
RESPECT TO UNDERWRITING SECURITIES

The 1940 Act requires every mutual fund to have a fundamental investment policy with respect to engaging in the business of underwriting securities issued by other persons. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public.

The Funds have generally adopted a policy that prohibits them from underwriting securities except in connection with the disposition of their portfolio securities. The Funds’ existing underwriting policies do not specifically exclude investments in other investment companies from the definition of underwriting securities. A description of each Fund’s existing fundamental policy with respect to underwriting is included in Exhibit A of this Proxy Statement.

We are proposing to adopt a revised policy on underwriting that would read as follows:
Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to clarify that the Funds are permitted to invest in other investment companies even if, as a result of the investment, a Fund could be deemed an underwriter under federal securities laws.
The proposed change is not expected to change the way the Funds are managed or to affect their operations.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 3e.

Proposal No. 3f

TO AMEND THE FUNDAMENTAL INVESTMENT
LIMITATION WITH RESPECT TO LOANS

The 1940 Act requires every mutual fund to have a fundamental investment policy regarding making loans to other persons. As a general matter, the 1940 Act permits funds to lend their portfolio securities, subject to certain restrictions and guidelines developed by the SEC staff. The following guidelines for lending portfolio securities have been developed by SEC staff:

•	A Fund may not loan securities equal in value to no more than ⅓ of its total assets.

•
A Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.

•	During the time portfolio securities are on loan, the borrower must pay the Fund a reasonable return on the loaned securities.

•	The loans must be subject to termination by a Fund or the borrower at any time.

The Funds’ existing limitations are more restrictive than the requirements of the 1940 Act and have the effect of unnecessarily limiting the Funds’ lending practices. A description of each Fund’s existing fundamental policy with respect to lending is included in Exhibit A of this Proxy Statement.

We are proposing to adopt a revised limitation on lending that would read as follows:
Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretation of the SEC or its staff. For purposes of this limitation, the term "loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to make each Fund’s fundamental investment limitation with respect to loans consistent with applicable limitations under the 1940 Act. The proposed amendments would expand the Funds’ ability to enter into lending arrangements to the extent permitted by the 1940 Act and clarify certain types of arrangements that are specifically permitted.

The proposed amendments are not expected to change the way the Funds are managed or to affect their operations. The Funds currently do not intend to change their investment strategies with respect to loans. If a Fund were to avail itself of the ability to engage in lending practices to a greater extent than is currently permitted, such practices would be subject to review by the Board and would be reflected in such Fund’s disclosures to shareholders, including any material risks, as appropriate.

The potential risks of adopting the revised policy are described below:
Lending Risks. If the Funds were to engage in lending practices to a greater extent than is currently permitted, they would be subject to certain risks. The risks of engaging in lending practices include a delay in the recovery of the loaned securities or a loss of rights in the collateral received, if the borrower fails financially.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 3f.

Proposal No. 3g

TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
WITH RESPECT TO PURCHASING SHARES OF
OTHER INVESTMENT COMPANIES

The 1940 Act places no limits on purchases by mutual funds of shares in money market investment companies, subject to certain conditions, and generally permits a fund to invest up to 10% of its total assets in shares of other investment companies. Certain Funds have adopted fundamental investment limitations that prohibit purchases of shares of other investment companies in amounts in excess of 5% of the Fund’s total assets, except as part of a merger, consolidation or other acquisition. This fundamental investment limitation is not required by law and unnecessarily limits the amount of the Funds’ net assets that can be invested in shares of other investment companies. We are proposing that this limitation be eliminated. A description of each Fund’s existing fundamental policy with respect to purchasing shares of other investment companies is included in Exhibit A of this Proxy Statement.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to eliminate a fundamental investment limitation not required by law. The removal of this limitation would enable the Funds to invest a larger percentage of their assets in other investment companies, including money market funds, ETFs and index-based mutual funds to the extent permitted by the 1940 Act. The removal of this limitation would also enable each Fund to change any strategies now governed by this policy without having to incur the expense or delay of obtaining shareholder approval.

If the Proposal is approved, the Funds may take advantage of their ability to invest to a greater extent in shares of other investment companies, including money market funds, ETFs and index-based mutual funds, in order to pursue their investment strategies. It is possible that some of the Funds will exercise this increased authority. Any change to the use of investing in other investment companies implemented by the Funds would be subject to review by the Board and would be reflected in the Funds’ disclosures to shareholders, including any material risks, as appropriate.

The potential risks of eliminating the policy are described below:
Investment Company Risks. To the extent the Funds invest a larger percentage of their assets in other investment companies, they will be subject to the risks associated with the investment strategies of the other investment companies. In addition, each Fund must bear the management and other fees of the investment companies, in addition to its own expenses. Furthermore, ETFs are subject to certain risks that do not apply to conventional open-end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 3g.

Proposal No. 3h

TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
WITH RESPECT TO AMOUNTS INVESTED IN ONE ISSUER

Davenport Core Fund, Davenport Value & Income Fund, The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Jamestown Balanced Fund and The Jamestown Equity Fund (“Diversified Funds”). The existing limitation with respect to amounts invested in one issuer of the Diversified Funds is based upon the requirements for a “diversified company” under the 1940 Act. Under the 1940 Act, a fund that has elected to be classified as “diversified” may not purchase the securities of any one issuer if at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities, or to the securities of other investment companies. As a diversified investment company, each Diversified Fund must comply with these diversification requirements unless it changes its classification to a “non-diversified” company. Since a Diversified Fund cannot change its classification to a non-diversified company without shareholder approval, the existing limitation is unnecessary. In addition, certain Funds’ existing investment limitations are more restrictive than required under the 1940 Act because they apply to 100%, rather than 75%, of each Fund’s assets, and do not exclude investments in other investment companies. In Proposal 2 of this Proxy Statement, shareholders of the Davenport Opportunities Fund are being asked to approve a change to the Fund’s classification from “diversified” to “non-diversified.”

The Alabama Tax Free Bond Fund and The Jamestown Tax Exempt Virginia Fund (“Non-Diversified Funds”). The Non-Diversified Funds are each “non-diversified companies” under the 1940 Act and are therefore not subject to the diversification restrictions of the 1940 Act. While the 1940 Act does not limit the amount of investments a non-diversified fund may make in a single issuer, the Non-Diversified Funds’ existing limitation with respect to amounts invested in one issuer is based upon the mutual fund diversification rules of the IRS. These rules provide that, to maintain favorable tax treatment, an investment company must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of a single issuer and the fund may not own more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, an investment company is limited to investing 25% of the value of its total assets in the securities of a single issuer, or of two or more issuers that are controlled by the fund and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships. Like the 1940 Act, the IRS limits do not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or to the securities of other investment companies. If an investment company fails to meet the IRS diversification requirements as a result of fluctuations in the market value of the securities held in its portfolio or from distributions made by the fund, the fund will not lose its favorable tax treatment. These limits apply only as of the end of each quarter of the fund’s fiscal year, so the Non-Diversified Funds may actually have a higher concentration of assets in an issuer during periods between fiscal quarter ends. The Non-Diversified Funds’ existing limitation is therefore unnecessarily restrictive and is not required by law. Furthermore, although there is no current intention to do so, the Board reserves the right not to maintain the qualification of any Williamsburg Fund as a registered investment company (RIC) if it determines such course of action to be beneficial to shareholders and such determination is not required by law to be subject to shareholder approval.

We are proposing to eliminate the fundamental investment limitation with respect to amounts invested in one issuer adopted by the Diversified Funds and the Non-Diversified Funds. A description of each Fund’s existing fundamental policy with respect to amounts invested in one issuer is included in Exhibit A of this Proxy Statement.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to eliminate a fundamental investment limitation not required by law. The removal of this limitation would enable the Funds to have greater flexibility with respect to the composition of their portfolios.

If the Proposal is approved, the Diversified Funds would each continue to be classified as diversified investment companies under the 1940 Act but would have greater flexibility with respect to the composition of their portfolios. The removal of the existing limitation would permit certain Funds to take larger positions (both as a percentage of the Fund’s assets and as a percentage of the issuer’s voting securities) in certain securities than is currently the case. It is possible that some of the Funds will exercise this increased authority.

The potential risks of adopting the revised policy are described below:
Risks of Investing in a Single Issuer. To the extent a Fund takes a larger position in a security, it would be subject to a greater degree to the risks associated with investing in a single issuer.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 3h.

Proposal No. 3i

TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION
WITH RESPECT TO ACQUIRING FOREIGN SECURITIES

Applies to The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Jamestown Balanced Fund and The Jamestown Equity Fund

The Government Street Equity Fund, Government Street Mid-Cap Fund, Jamestown Balanced Fund and Jamestown Equity Fund have each adopted fundamental investment limitations prohibiting them from acquiring foreign securities directly or purchasing shares of ETFs and similar investment vehicles that are listed on a foreign securities exchange. Currently, each of these Funds is permitted to gain exposure to the foreign securities markets through the purchase of American Depositary Receipts (“ADRs”), although investments in ADRs are limited to 5% of assets for The Jamestown Balanced Fund and The Jamestown Equity Fund. ADRs are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. ADRs are U.S. dollar-denominated and trade on a U.S. stock exchange or domestically in the over-the-counter market. Since the 1940 Act generally allows a mutual fund to invest its assets in foreign securities, the Funds’ fundamental investment limitations are not required by law and unnecessarily limit the Funds’ investments in foreign securities.

We are proposing to eliminate the fundamental investment limitation on investments in foreign securities adopted by The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Jamestown Balanced Fund and The Jamestown Equity Fund. A description of each Fund’s existing fundamental policy with respect to foreign securities is included in Exhibit A of this Proxy Statement.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to eliminate a fundamental investment limitation not required by law. The removal of this limitation would expand the Funds’ flexibility to invest in foreign securities. It would permit the Funds to (i) directly acquire securities of foreign issuers that trade on domestic or foreign securities exchanges, (ii) acquire shares of ETFs and similar investment vehicles that are listed on a foreign securities exchange, or (iii) acquire foreign debt securities. The removal of this limitation would also enable the Funds to change any strategies now governed by this policy without having to incur the expense or delay of obtaining shareholder approval.

If the Proposal is approved, each Fund may take advantage of its ability to directly acquire foreign securities or ETFs that invest in foreign securities. Any use of foreign securities implemented by the Funds would be subject to review by the Board and would be reflected in the Funds’ disclosures to shareholders, including any material risks, as appropriate.

The potential risks of eliminating the policy on foreign securities are described below:
Foreign Securities Risks. If the Funds were to invest in foreign securities to a greater extent than is currently permitted, they would be subject to certain risks. The risks of investing in foreign securities may include the risk that foreign securities may not be subject to uniform audit and disclosure standards and subject to the risk of changes in currency exchange rates, political, economic and social events, less liquidity and less publicly available information than domestic securities.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 3i.

Proposal No. 3j

TO ELIMINATE OUTDATED FUNDAMENTAL LIMITATIONS
NOT REQUIRED BY LAW

The fundamental investment limitations that shareholders are being asked to adopt include only those policies that are required by the 1940 Act. A number of the Funds’ fundamental investment limitations were adopted many years ago in order to satisfy state regulatory requirements. In 1996, Congress preempted the states from imposing such requirements. Many of these limitations relate to instruments or strategies that the Funds do not use today and do not expect to use in the future. Even after the unnecessary policies are eliminated, the Funds will still be limited with regards to many of the activities covered by the policies. For example, federal law limits the degree to which a Fund may invest in illiquid securities, purchase securities on margin or sell securities short.

Listed below is a general description of the current fundamental limitations adopted by the Funds that are no longer required. Each Fund’s existing fundamental policy with respect to these limitations is included in Exhibit A of this Proxy Statement.

Current Fundamental Limitations
Restricted Securities. This limitation generally prohibits the Funds from investing in restricted securities and/or limits the amount of investment in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available.

Ownership by Affiliates of the Trust. This limitation prohibits the Funds from investing in the securities of any issuer if any of the officers or Trustees of the Trust or any of the Investment Advisers who own beneficially more than ½ of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer.

Exercising Control. This limitation prohibits the Funds from investing for the purpose of exercising control or management of another issuer.

Margin Purchases. This limitation prohibits the Funds from purchasing securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions).

Short Sales. This limitation prohibits the Funds from making short sales of securities or maintaining a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

Participation on Joint or Several Basis. This limitation prohibits the Funds from participating on a joint or joint and several basis in any trading account in securities.

Issuers with Less than Three Years of Operations. This limitation generally prohibits the Funds from investing in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors). Certain Funds are prohibited from investing more than 5% of their total assets in such securities.

Purpose of Proposal	Effect of Proposal
The purpose of this Proposal is to eliminate existing fundamental investment policies that are no longer required by law. The removal of these limitations would enable the Funds to change any strategies now governed by these policies without having to incur the expense or delay of obtaining shareholder approval.

The removal of these limitations is not expected to change the way the Funds are managed or to affect their operations. The Funds currently do not intend to invest in the securities of an issuer that is an affiliate of the Trust, invest for the purpose of exercising control, purchase securities on margin or participate in a joint or joint and several basis in any trading account in securities. If the Proposal is approved, it is possible that some of the Funds may exercise their increased authority, for example with respect to their ability to make short sales, invest in restricted securities or invest in issuers with less than three years’ continuous operation. Any material use of this increased authority by the Funds would be subject to review by the Board and would be reflected in the Funds’ disclosures to shareholders, including any material risks, as appropriate.

The potential risks of eliminating the outdated policies are described below:
Restricted Securities Risks. If the Funds were to invest in restricted securities to a greater extent than is currently permitted, they would be subject to certain risks. Restricted securities may have contractual or legal restrictions on resale to the general public which may impact the Fund’s ability to sell these securities at an advantageous time or price. Restricted securities may be subject to erratic price movements and may be more difficult to price than other securities.

Short Sales Risks. If the Funds were to make short sales of securities to a greater extent than is currently permitted, they would be subject to certain risks. A short sale involves the sale of shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price and is considered a speculative practice. If the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss in theory is unlimited because there is no limit on the possible increase in price of the securities sold short.

Issuers with Less than Three Years of Operations Risks. If the Funds were to invest in securities of issuers with less than three years of operations to a greater extent than is currently permitted, they would be subject to certain risks. These securities may lack the management experience, financial resources, product diversification and competitive strengths of more seasoned companies and may experience higher failure rates. In many instances, these securities are traded only over the counter or on a regional securities exchange and the frequency and volume of their trading is substantially less than is typical of more established companies.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE "FOR" APPROVAL OF PROPOSAL No. 3j.

PROPOSAL 4:
TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION ON PROXY VOTING AND SHAREHOLDER MEETINGS

Record Date. The Board of Trustees has fixed the close of business on November 19, 2013 (the “Record Date”) as the record date for determining shareholders of the Trust entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 57,059,918.753 shares of beneficial interest, no par value, of the Trust. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares. The number of outstanding shares of each Williamsburg Fund as of the Record Date is setforth beginning on page 43 of this Proxy Statement.

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. If a quorum (more than 50% of the outstanding shares of the Trust) is represented at the meeting, the vote of a plurality of the Trust’s shares represented at the meeting is required for the election of Trustees (Item 1). If a quorum (more than 50% of the outstanding shares of the Davenport Opportunities Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Davenport Opportunities Fund is required to approve the proposal to change the Fund’s classification to a non-diversified fund (Proposal 2). If a quorum (more than 50% of the outstanding shares of a Fund) is represented at the meeting, the vote of a majority of the outstanding shares of each Fund is required to approve the proposal to replace the Williamsburg Funds’ fundamental investment limitations (Proposal 3). The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received with respect to adjournment of the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments (as to those proposals or all the proposals) of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

Shareholder Proposals. As a Massachusetts trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Williamsburg Funds are not required as long as there is no particular requirement under the 1940 Act or state law, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Tina H. Bloom, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees. Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Trust at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee. Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery. The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Williamsburg Funds will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Trust, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to Williamsburg Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Trust toll-free at 1-888-229-9448 or e-mail the Trust at fundinfo@ultimusfundsolutions.com.

Annual and Semiannual Reports. The Williamsburg Funds will furnish, without charge, a copy of their most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request. To request the annual or semi-annual report, please call us toll free at 1-888-229-9448 or write to Tina H. Bloom, Secretary, Williamsburg Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The Williamsburg Funds’ annual and semi-annual reports are available for download at the following websites:

www.investdavenport.com	www.leavellinvestments.com
www.fbpfunds.com	www.jamestownfunds.com

WILLIAMSBURG FUND INFORMATION

This section provides certain required information for each of the Williamsburg Funds. All information presented is as of November 19, 2013, the Record Date.

The Davenport Funds Advised by Davenport & Company LLC One James Center 901 East Cary Street Richmond, Virginia 23219
Shares Outstanding	Davenport Core Fund	13,518,684.927
	Davenport Equity Opportunities Fund	9,419,748.033
	Davenport Value & Income Fund	18,488,959.544
Shareholders with 5% or more record ownership of shares: None

The Flippin, Bruce & Porter Funds Advised by Flippin, Bruce & Porter 800 Main Street, Second Floor Lynchburg, Virginia 24505
Shares Outstanding	FBP Equity & Dividend Plus Fund	1,119,592.779
	FBP Appreciation & Income Opportunities Fund	2,117,100.058
Shareholders with 5% or more record ownership of shares.
Fund	Name and Address of Shareholder	% Owned
FBP Equity & Dividend Plus Fund	Flippin, Bruce and Porter, Inc. Profit Sharing Plan and Trust 800 Main Street, Second Floor Lynchburg, Virginia 24505	6.06%
FBP Appreciation & Income Opportunities Fund	Flippin, Bruce and Porter, Inc. Profit Sharing Plan and Trust 800 Main Street, Second Floor Lynchburg, Virginia 24505	12.04%
FBP Appreciation & Income Opportunities Fund	Flippin, Bruce and Porter, Inc. Employee Stock Ownership and Savings Plan 800 Main Street, Second Floor Lynchburg, Virginia 24505	6.43%
FBP Appreciation & Income Opportunities Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	7.47%
FBP Appreciation & Income Opportunities Fund	MG Trust Company Custodian FBO Lynchburg Pulmonary Associates Inc. 717 17th Street, Suite 1300 Denver, Colorado 80202	5.99%

The Government Street Funds Advised by Leavell Investment Management, Inc. 210 St. Joseph Street Mobile, Alabama 36602
Shares Outstanding	The Government Street Equity Fund	1,499,438.888
	The Government Street Mid-Cap Fund	2,534,693.648
	The Alabama Tax Free Bond Fund	3,124,674.728
Shareholders with 5% or more record ownership of shares. Accounts with an asterisk may be deemed to control a Fund by virtue of owning more than 25% of the outstanding shares.
Fund	Name and Address of Shareholder	% Owned
The Government Street Equity Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	78.35%*
The Government Street Equity Fund	National Financial Services LLC 248 East Capitol Street Jackson, Mississippi 39201	5.43%
The Government Street Mid-Cap Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	81.36%*
The Government Street Mid-Cap Fund	National Financial Services LLC 248 East Capitol Street Jackson, Mississippi 39201	9.24%
The Alabama Tax Free Bond Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	74.47%*
The Alabama Tax Free Bond Fund	National Financial Services LLC 248 East Capitol Street Jackson, Mississippi 39201	5.30%

The Jamestown Funds Advised by Lowe, Brockenbrough & Company, Inc. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226
Shares Outstanding	The Jamestown Equity Fund	1,403,474.239
	The Jamestown Balanced Fund	1,279,999.328
	The Jamestown Tax Exempt Virginia Fund	2,553,552.581
Shareholders with 5% or more record ownership of shares. Accounts with an asterisk may be deemed to control a Fund by virtue of owning more than 25% of the outstanding shares:
Fund	Name and Address of Shareholder	% Owned
The Jamestown Equity Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	51.71%*
The Jamestown Balanced Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	35.84%*
The Jamestown Balanced Fund	Jesse D. Bowles 2307 Crescent Ave Charlotte, North Carolina 28207	7.72%
The Jamestown Balanced Fund	Lawrence B. Schwartz 1 Welwyn Place Richmond, Virginia 23229	10.54%
The Jamestown Tax Exempt Virginia Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, California 94105	78.66%*
The Jamestown Tax Exempt Virginia Fund	John M. Street 315 Cheswick Lane Richmond, Virginia 23229	5.06%

Trustee Votes. The Trustee Nominees intend to vote all of their shares in favor of the proposals described herein. On the Record Date, all Trustee Nominees and officers of the Trust as a group owned of record and/or beneficially 1.49% of the outstanding shares of the Trust, including 9.23% of the outstanding shares of the FBP Equity & Dividend Plus Fund, 22.98% of the outstanding shares of the FBP Appreciation & Income Opportunities Fund, 13.08% of the outstanding shares of The Jamestown Balanced Fund and 3.91% of the outstanding shares of The Jamestown Equity Fund.

ADDITIONAL INFORMATION ON THE OPERATION OF THE TRUST

Principal Underwriter. Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s principal underwriter and, as such, is the exclusive agent for distribution of shares of the Williamsburg Funds. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Williamsburg Funds are offered to the public on a continuous basis. The Distributor is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services. Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Trust. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Registered Public Accounting Firm. The Board of Trustees, including a majority of the Independent Trustees, has selected Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, to serve as the Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2014. Representatives of Ernst & Young LLP are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Ernst & Young LLP are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

Fees Billed by Ernst & Young LLP to the Trust During the Previous Two Fiscal Years
Audit Fees
The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the annual financial statements of the Trust or for services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements were $155,800 with respect to the fiscal year ended March 31, 2013 and $152,745 with respect to the fiscal year ended March 31, 2012.

Audit-Related Fees
No fees were billed in either of the last two fiscal years for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” in the preceding paragraph.

Tax Fees	No fees were billed in either of the last two fiscal years for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning.
All Other Fees	No fees were billed in either of the last two fiscal years for products and services provided by Ernst & Young LLP other than the services reported above.
Aggregate Non-Audit Fees
No fees were billed in either of the last two fiscal years for non-audit services by Ernst & Young LLP rendered to the Trust and any entity controlling, controlled by, or under common control with the Trust that provides ongoing services to the Trust.

Audit Committee Pre-Approval Policies and Procedures. The Trust’s Audit Committee has established policies and procedures pursuant to which services performed by the Trust’s independent registered public accounting firm may be pre-approved (the “Pre-Approval Policy”). The Pre-Approval Policy provides that the Audit Committee may delegate to its Chairman or one or more members, authority to pre-approve certain services, which include audit, audit-related, tax and other services. Pre-approval considerations include whether the proposed services are consistent with SEC rules on auditor independence and whether the accounting firm is best positioned to provide the most efficient services. The term of any general pre-approval is one year from the date of pre-approval unless the Audit Committee considers a different period.

By order of the Board of Trustees,

Tina H. Bloom Secretary

Date: December 5, 2013

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

EXHIBIT A

TEXT OF CURRENT FUNDAMENTAL INVESTMENT LIMITATIONS PROPOSED TO BE STANDARDIZED

As required by the 1940 Act, every Williamsburg Fund has adopted fundamental limitations that cannot be changed without a shareholder vote, governing activities such as borrowing, lending and investing in real estate. For each activity, different Funds have adopted different fundamental limitations. In Proposal 3 of the Proxy Statement, we are asking shareholders of the Davenport Funds, The Government Street Funds and The Jamestown Funds to adopt standardized and updated limitations relating to six different activities. For each of these activities, we have provided in this Exhibit various versions of the limitations currently in effect and the Funds to which they apply. In Proposal 3 of the Proxy Statement, we are also asking shareholders of the Davenport Funds, The Government Street Funds and The Jamestown Funds to approve the elimination of certain limitations that are no longer required under state securities laws, the 1940 Act or the positions of the staff of the SEC in interpreting the 1940 Act. For each of these limitations, we have provided in this Exhibit various versions of the limitations currently in effect and the Funds to which they apply. Any Funds that are not listed in this Exhibit have not adopted fundamental limitations governing the specific activity that is proposed to be revised or eliminated.

Proposal 3a(i): Borrowing Money
Proposed New Fundamental Limitation: Each Fund may not engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Current Fundamental Limitation	Applicable Funds
The Fund may not borrow (money) or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings.

The Government Street Equity Fund
The Government Street Mid-Cap Fund
The Jamestown Balanced Fund
The Jamestown Equity Fund
Davenport Core Fund
Davenport Equity Opportunities Fund
Davenport Value & Income Fund

The Fund may not borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings.
The Alabama Tax Free Bond Fund The Jamestown Tax Exempt Virginia Fund

Proposal No. 3a(ii): Issuing Senior Securities
Proposed New Fundamental Limitation: Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Current Fundamental Limitation	Applicable Funds
The Fund may not issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security
Davenport Core Fund
The Fund may not issue (any) senior security(ies).	The Jamestown Balanced Fund The Jamestown Equity Fund The Jamestown Tax Exempt Virginia Fund The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

Proposal No. 3b: Purchasing and Selling Commodities and Put and Call Options
Proposed New Fundamental Limitation: Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

Current Fundamental Limitation	Applicable Funds
The Fund may not write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options.

The Fund may not write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options.
Davenport Core Fund
The Fund may not purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.	Davenport Value & Income Fund Davenport Equity Opportunities Fund
The Fund may not write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction.
The Government Street Equity Fund The Government Street Mid Cap Fund
The Fund may not write, acquire or sell commodities, commodities contracts, futures contracts or related options.	The Alabama Tax Free Bond Fund
The Fund may not write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.	The Jamestown Balanced Fund The Jamestown Equity Fund
The Fund may not write, purchase or sell commodities, commodities contracts, futures contracts or related options.	The Jamestown Tax Exempt Virginia Fund

Proposal No. 3c: Concentrating Investments in a Particular Industry or Group of Industries
Proposed New Fundamental Limitation: Each Fund will not invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies.

Current Fundamental Limitation	Applicable Funds
The Fund may not invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations).
The Government Street Equity Fund The Government Street Mid-Cap Fund The Jamestown Balanced Fund The Jamestown Equity Fund
The Fund may not invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations).
Davenport Core Fund
The Fund may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (except that such limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities).
Davenport Value & Income Fund Davenport Equity Opportunities Fund

Because the Jamestown Tax Exempt Virginia Fund and the Alabama Tax Free Bond Fund are designed to concentrate their investments in the securities of the state in which they invest, it is not possible to adopt a uniform industry concentration policy across all Funds. We are proposing to reduce the number of versions of the policy to two. The Jamestown Tax Exempt Virginia Fund and the Alabama Tax Free Bond Fund will continue to operate under their current policy that reads as follows: “The Fund may not invest, with respect to at least 50% of its total assets, more than 5% in the securities of any (one) issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer.”

Proposal No. 3d: Investing in Real Estate and Oil, Gas or Other Mineral Exploration or Development Programs
Proposed New Fundamental Limitation: Each Fund will not purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Current Fundamental Limitation	Applicable Funds
The Fund may not invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities (as described in the Prospectus).
Davenport Core Fund The Jamestown Balanced Fund The Jamestown Equity Fund
The Fund may not purchase or sell real estate except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.
Davenport Value & Income Fund Davenport Equity Opportunities Fund
The Fund may not invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things.
The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund The Jamestown Tax Exempt Virginia Fund

Proposal 3e: Underwriting Securities
Proposed New Fundamental Limitation: Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Current Fundamental Limitation	Applicable Funds
The Fund may not underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under (the) federal securities laws in connection with the disposition of portfolio securities.

The Jamestown Balanced Fund
The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund
The Government Street Equity Fund
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
Davenport Core Fund

The Fund may not underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter of an issuer, may be deemed to be an underwriting under the federal securities laws.
Davenport Value & Income Fund Davenport Equity Opportunities Fund

Proposal No. 3f: Loans
Proposed New Fundamental Limitation: Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretation of the SEC or its staff. For purposes of this limitation, the term "loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Current Fundamental Limitation	Applicable Funds
The Fund may not make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund’s net assets).
The Government Street Equity Fund The Government Street Mid-Cap Fund
The Fund may not make loans of money or securities, except that the Fund may invest in repurchase agreements.	Davenport Core Fund The Jamestown Equity Fund The Jamestown Balanced Fund The Jamestown Tax Exempt Virginia Fund The Alabama Tax Free Bond Fund
The Fund may not make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33⅓% of the value of its total assets; and (iii) by entering into repurchase agreements.
Davenport Value & Income Fund Davenport Equity Opportunities Fund

Proposal No. 3g: Eliminate Policy With Respect to Purchasing Shares of Other Investment Companies
Current Fundamental Limitation	Applicable Funds
The Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund’s total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.
Davenport Core Fund The Jamestown Balanced Fund The Jamestown Equity Fund

Proposal No. 3h: Eliminate Policy With Respect to Amounts Invested in One Issuer
Current Fundamental Limitation	Applicable Funds
The Fund may not invest more than 5% of the value of its total assets in the securities of any one (corporate) issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one (corporate) issuer.
Davenport Core Fund The Jamestown Balanced Fund The Jamestown Equity Fund The Government Street Equity Fund The Government Street Mid-Cap Fund
The Fund may not invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer.
The Alabama Tax Free Bond Fund The Jamestown Tax Exempt Virginia Fund
With respect to 75% of its total assets, the Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities and securities of other investment companies).
Davenport Value & Income Fund

Proposal No. 3i: Eliminate Policy With Respect to Acquiring Foreign Securities
Current Fundamental Limitation	Applicable Funds
The Fund may not acquire foreign securities, except that the Fund may acquire foreign securities sold as American Depositary Receipts without limit.	The Government Street Equity Fund The Government Street Mid-Cap Fund
The Fund may not acquire foreign securities, except that the Fund may acquire foreign securities sold as American Depositary Receipts in amounts not in excess of 5% of the Fund’s assets.	The Jamestown Balanced Fund The Jamestown Equity Fund

Proposal No. 3j: Eliminate Outdated Fundamental Limitations Not Required by Law
Restricted Securities	Applicable Funds
The Fund may not invest in restricted securities, or invest more than 15% of the Fund’s net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available.
Davenport Core Fund
The Fund may not invest in restricted securities, or invest more than 10% of the Fund’s assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available.
The Jamestown Balanced Fund The Jamestown Equity Fund
The Fund may not invest in restricted securities.	The Government Street Equity Fund The Government Street Mid-Cap Fund The Jamestown Tax Exempt Virginia Fund
The Fund may not invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.
The Alabama Tax Free Bond Fund
Ownership by Affiliates of the Trust	Applicable Funds
The Fund may not invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than ½ of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer.
The Government Street Equity Fund The Government Street Mid-Cap Fund The Jamestown Balanced Fund The Jamestown Equity Fund
Exercising Control	Applicable Funds
The Fund may not invest for the purpose of exercising control or management of another issuer.
Davenport Core Fund
The Government Street Equity Fund
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
The Jamestown Balanced Fund
The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

The Fund may not purchase securities of companies for the purpose of exercising control.	Davenport Value & Income Fund Davenport Equity Opportunities Fund

Margin Purchases	Applicable Funds
The Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).
Davenport Core Fund
The Jamestown Balanced Fund
The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund
The Government Street Equity Fund
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund

Short Sales	Applicable Funds
The Fund will not make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

The Jamestown Tax Exempt Virginia Fund
Davenport Core Fund
The Government Street Equity Fund
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
The Jamestown Balanced Fund
The Jamestown Equity Fund

Participation on Joint or Several Basis	Applicable Funds
The Fund may not participate on a joint (or joint) and several basis in any trading account in securities.	The Jamestown Balanced Fund The Jamestown Equity Fund The Jamestown Tax Exempt Virginia Fund The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund
Issuers with Less than Three Years of Operations	Applicable Funds
The Fund may not invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors).	The Jamestown Balanced Fund The Jamestown Equity Fund The Jamestown Tax Exempt Virginia Fund
The Fund may not invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.
The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

WILLIAMSBURG INVESTMENT TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – February 11, 2014

The undersigned hereby appoint(s) Mark J. Seger and Tina H. Bloom, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote all shares of beneficial interest of the above referenced fund (the "Funds"), each a series of Williamsburg Investment Trust (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at 10:00 a.m., Eastern time, on February 11, 2014 at the Trust's offices, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Dated ______________________________

Signature(s) *(Sign in the Box)*

Note: This proxy must be signed exactly as your name(s) appears hereon. If you are signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

WIT_25203_120513

DO NOT TEAR

VOTING OPTIONS
Read your Proxy Statement and have it at hand when voting by phone or on the internet.

Vote on the Internet
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions available 24 hours

Vote by Phone
Call 1-800-337-3503
Follow the recorded instructions available 24 hours

Vote by Mail
Vote, sign and date this Proxy card and return it in the postage-paid envelope.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. John P. Ackerly, IV	02. John T. Bruce	03. Robert S. Harris	☐	☐	☐
04. J. Finley Lee, Jr.	05. Richard L. Morrill	06. Harris V. Morrissette			
07. Elizabeth W. Robertson					

To withhold your vote for any nominee(s), mark the "For All Except" box and write the nominee's number on the line provided below.

____

	FOR	AGAINST	ABSTAIN
Davenport Equity Opportunities Fund	☐	☐	☐